UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 05, 2023

ORTHOFIX MEDICAL INC.

(Exact name of Registrant as Specified in Its Charter)

Delaware	0-19961	98-1340767
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3451 Plano Parkway
Lewisville, Texas		75056
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: (214) 937-2000

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, $0.10 par value per share	OFIX	Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Explanatory Note

On January 5, 2023, Orthofix Medical Inc., a Delaware corporation (“Orthofix”), filed a Current Report on Form 8-K (the “Original Report”) to report the completion of its previously announced acquisition of SeaSpine Holdings Corporation, a Delaware corporation (“SeaSpine”), pursuant to the Agreement and Plan of Merger, dated as of October 10, 2022, by and among Orthofix, Orca Merger Sub Inc., a Delaware corporation and a wholly-owned subsidiary of Orthofix (“Merger Sub”) and SeaSpine. Pursuant to the Merger Agreement, Orthofix and SeaSpine combined through a merger of SeaSpine with and into Merger Sub, with Merger Sub continuing as the surviving entity and a wholly-owned subsidiary of Orthofix.

This Amendment No. 1 to Current Report on Form 8-K/A amends the Original Report to include the financial statements and the pro forma financial information required under Items 9.01(a) and 9.01(b), which were excluded from the Original Report in reliance on the instructions to such Items.

Item 9.01. Financial Statements and Exhibits.

(a) Financial Statements of Business Acquired

The audited consolidated financial statements of SeaSpine as of December 31, 2021 and 2020 and for each of the two years in the period ended December 31, 2021 and the unaudited consolidated financial statements of SeaSpine as of and for the nine months ended September 30, 2022 and September 30, 2021 are filed as Exhibits 99.1 and 99.2, respectively, to this Amendment, and are incorporated herein by reference.

(b) Pro Forma Financial Information

The unaudited pro forma condensed combined financial statements as of and for the year ended December 31, 2021 and as of and for the nine months ended September 30, 2022 giving effect to the acquisition of SeaSpine are filed as Exhibit 99.3 to this Amendment, and are incorporated herein by reference.

(d) Exhibits

Exhibit Number	Description
23.1	Consent of RSM US LLP, independent registered public accounting firm

99.1	Audited Consolidated Financial Statements of SeaSpine Holdings Corporation as of and for the year ended December 31, 2021 and December 31, 2020

99.2	Unaudited Condensed Consolidated Financial Statements of Operations of SeaSpine Holdings Corporation, as of and for nine months ended September 30, 2022 and September 30, 2021

99.3	Unaudited Pro Forma Condensed Combined Financial Statements of Orthofix Medical Inc. and SeaSpine Holdings Corporation as of and for the nine months ended September 30, 2022

104	Cover Page Interactive Data File (formatted as Inline XBRL)

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Orthofix Medical Inc.
By:	/s/ Patrick Keran
Patrick Keran Chief Legal Officer

Date: February 10, 2023